UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2009 (March 26, 2009)

FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	333-141128-05	98-0522138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of Principal Executive Offices, including Zip Code)

(512) 895-2000

(Registrant’s telephone number, including area code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

Incremental Amendment to Senior Secured Credit Facility

Freescale Semiconductor, Inc. is the indirect wholly-owned subsidiary of Freescale Semiconductor Holdings I, Ltd. The terms “Freescale,” “we,” “us,” “our,” “our company” and the “Company” refer to Freescale Semiconductor, Inc. and its consolidated subsidiaries. All capitalized terms not defined herein are defined in the Existing Credit Agreement or the Incremental Amendment (each as defined below).

As previously announced in the Company’s Form 8-K dated March 17, 2009, in connection with the completion of the Company’s note invitations to eligible holders of its Senior Floating Rate Notes due 2014 (the “Senior Floating Rate Notes”), 8.875% Senior Fixed Rate Notes due 2014 (the “Senior Fixed Rate Notes”) and 10.125% Senior Subordinated Notes due 2016 (the “Senior Subordinated Notes”), the Company entered into an incremental amendment to its Existing Credit Agreement (defined below), dated March 17, 2009 (the “Incremental Amendment”), by and among Freescale Semiconductor, Inc., as Borrower (the “Borrower”), Freescale Semiconductor Holdings I, Ltd. (formerly known as Freescale Holdings (Bermuda) I, Ltd.) (“Holdings I”), Freescale Semiconductor Holdings II, Ltd. (formerly known as Freescale Holdings (Bermuda) II, Ltd.) (“Holdings II”), Freescale Semiconductor Holdings III, Ltd. (formerly known as Freescale Holdings (Bermuda) III, Ltd.) (“Holdings III”), Freescale Semiconductor Holdings IV, Ltd. (formerly known as Freescale Holdings (Bermuda) IV, Ltd.), (“Holdings IV”), Freescale Semiconductor Holdings V, Inc. (formerly known as Freescale Acquisition Holdings Corp.) (“Holdings V”), the New Term Lenders party thereto, certain direct or indirect subsidiaries of the Borrower that currently guarantee the obligations under the Existing Credit Agreement and Citibank, N.A. as the Administrative Agent, Collateral Agent and Incremental Collateral Agent, pursuant to which the Company incurred new incremental term loans (the “Incremental Term Loans”) under its Credit Agreement, dated December 1, 2006, by and among the Borrower, Holdings III, Holdings IV, Holdings V, the lenders party thereto and Citibank, N.A. as the Administrative Agent, Swing Line Lender and L/C Issuer (as amended by Amendment No. 1, dated February 14, 2007, the “Existing Credit Agreement”).

On March 24, 2009, the Company’s note invitation to eligible holders of its 9.125%/9.875% Senior PIK-Election Notes due 2014 (the “Senior Toggle Notes”) terminated. On March 26, 2009, based on the principal amount of Senior Toggle Notes validly delivered and accepted by the Company, the Company has incurred an additional approximately $236.1 million principal amount of Incremental Term Loans, for a total of approximately $923.6 million aggregate principal amount of Incremental Term Loans when taken together with the Incremental Term Loans incurred by the Company in respect of the Senior Floating Rate Notes, the Senior Fixed Rate Notes and the Senior Subordinated Notes and the Incremental Term Loans payable as compensation.

Upon completion of this transaction, the Company’s outstanding long-term debt obligations decreased by approximately $1.9 billion and the related expected annual cash interest expense decreased by approximately $140 million. During the first quarter of 2009, the Company will record approximately $2.1 billion in a net gain as a result of the reduction in the Company’s outstanding long-term debt. We also anticipate paying cash income taxes in the U.S. resulting from the debt extinguishment, however, the amount of these cash tax obligations are not expected to be material.

For a description of the terms of the Incremental Term Loans and the Existing Credit Agreement, please refer to the Form 8-K filed by the Company on March 17, 2009, which description is incorporated by reference to this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference to this Item 2.03.

Item 8.01.	Other Events.

On March 25, 2009, the Company learned that a group of lenders under the Existing Credit Agreement filed a lawsuit in the Supreme Court of the State of New York, County of New York, alleging, among other things, that the issuance of the Incremental Term Loans is in breach of the Existing Credit Agreement. The Company believes that the claims made by the lenders are without merit and intends to vigorously defend this action. A copy of the complaint is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Incremental Amendment, dated as of March 17, 2009, by and among Freescale Semiconductor, Inc., as Borrower, Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor Holdings I, Ltd, Freescale Semiconductor Holdings II, Ltd, Freescale Semiconductor Holdings IV, Ltd, Freescale Semiconductor Holdings III, Ltd, each of the subsidiary guarantors party thereto, the New Term Lenders (as defined therein) and Citibank, N.A., as Administrative Agent, Collateral Agent and Incremental Collateral Agent (Exhibit 10.1 to the Form 8-K filed by the Company on March 17, 2009, is incorporated by reference herein)

99.1	Complaint filed in the Supreme Court of the State of New York on March 24, 2009.

Certain statements in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Consideration should be given to the risks set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and in the Company’s other periodic reports filed from time to time, in connection with considering any forward-looking statements that may be made by the Company and its businesses generally. Except for its ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required to do so by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.

By:	/s/ Dathan C. Voelter
Name:	Dathan C. Voelter
Title:	Assistant Secretary

Date: March 26, 2009

Exhibit Index

Exhibit Number	Description
10.1	Incremental Amendment, dated as of March 17, 2009, by and among Freescale Semiconductor, Inc., as Borrower, Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor Holdings I, Ltd, Freescale Semiconductor Holdings II, Ltd, Freescale Semiconductor Holdings IV, Ltd, Freescale Semiconductor Holdings III, Ltd, each of the subsidiary guarantors party thereto, the New Term Lenders (as defined therein) and Citibank, N.A., as Administrative Agent, Collateral Agent and Incremental Collateral Agent (Exhibit 10.1 to the Form 8-K filed by the Company on March 17, 2009, is incorporated by reference herein)

99.1	Complaint filed in the Supreme Court of the State of New York on March 24, 2009.